UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2013

NORTHEAST COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51852	06-178-6701
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

325 Hamilton Avenue, White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

(914) 684-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On July 24, 2013, Salvatore Randazzo resigned as a director and as the Executive Vice President and Chief Financial Officer of Northeast Community Bancorp, Inc. (the “Company”), its wholly-owned subsidiary, Northeast Community Bank (the “Bank”) and Northeast Community Bancorp, MHC, the Company’s majority stockholder.

(c)            On July 24, 2013 the Company appointed Donald S. Hom as Senior Vice President, Treasurer and Interim Chief Financial Officer of both the Company, the Bank and the MHC.

Mr. Hom has served as Senior Vice President and Treasurer of the Company and the Bank since 2006.

(d)            On July 25, 2013, the Board of Directors of the Company and the Bank appointed Jose M. Collazo, President and Chief Operating Officer of the Company and the Bank to the board of directors of the Company and the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Northeast Community Bancorp, Inc.

Date: July 29, 2013	By:	/s/ Kenneth A. Martinek
Kenneth A. Martinek
Chairman and Chief Executive Officer